Security Information

Security Purchased

CUSIP
DE0005437305

Issuer
COMPUGROUP HOLDING

Underwriters
DBSI, Lehman Brothers, Sal Oppenheim Jr,
William Blair & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
COP GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/4/2007

Total dollar amount of offering sold to QIBs
 $                              172,534,900

Total dollar amount of any concurrent public offering
 $                                  -

Total
 $                              172,534,900

Public offering price
 $                                   24.46

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                0.56

Rating
N/A

Current yield
N/A

Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Chicago Funds


DWS International Select Equity VIP
Chicago
                          48,900
 $                 1,195,883
0.69%
New York Funds

DWS Global Opportunities Fund
New York
                        170,000
 $                 4,157,467
2.41%
DWS Global Opportunities VIP
New York
                          78,100
 $                 1,909,989
1.11%
DWS International Select Equity Fund
New York
                          38,400
 $                    939,099
0.54%
Total

335,400
 $                 8,202,439
4.75%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased

CUSIP
DE000WACK012

Issuer
WACKER CONSTRUCTION EQUIPMENT

Underwriters
DBSI, Sal Oppenheim Jr, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
WAC GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total dollar amount of offering sold to QIBs
 $                            478,782,139

Total dollar amount of any concurrent public offering
 $                                -

Total
 $                             478,782,139

Public offering price
 $                               29.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                0.87

Rating
N/A

Current yield
N/A

Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering Purchased
by the Fund
Chicago Funds


DWS Global Thematic VIP
Chicago
2,200
 $                     65,836
0.01%
DWS International Select Equity VIP
Chicago
6,694
 $                   200,321
0.04%
New York Funds


DWS Global Opportunities Fund
New York
                                18,800
 $                   562,599
0.12%
DWS Global Opportunities VIP
New York
                                  7,700
 $                   230,426
0.05%
DWS Global Thematic Fund
New York
                                27,000
 $                   807,988
0.17%
DWS International Equity Fund
New York
                                  3,304
 $                     98,874
0.02%
DWS International Fund
New York
                                25,390
 $                   759,808
0.16%
DWS International Select Equity Fund
New York
                                  6,617
 $                   198,017
0.04%
DWS International VIP
New York
                                  9,978
 $                   298,597
0.06%
Total

107,683
 $                3,222,468
0.67%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
54318P108

Issuer
LONGTOP FINANCIAL TECHNOLOGIES

Underwriters
DBSI, Goldman Sachs, Jefferies & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
LFT US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/24/2007

Total dollar amount of offering sold to QIBs
 $                           182,600,000

Total dollar amount of any concurrent public offering
 $                                -

Total
 $                           182,600,000

Public offering price
 $                               17.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                               1.23

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering Purchased
by the Fund
Chicago Funds

DWS Small Cap Growth VIP
Chicago
1,700
 $                    29,750
0.02%
New York Funds


DWS Emerging Markets Equity Fund
New York
                                 2,300
 $                    40,250
0.02%
DWS Global Opportunities Fund
New York
6,100
 $                  106,750
0.06%
DWS Global Opportunities VIP
New York
                                 2,400
 $                    42,000
0.02%
DWS Small Cap Growth Fund
New York
                                 3,000
 $                    52,500
0.03%
Total

15,500
 $                  271,250
0.15%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.